UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2008

Cardo Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8899 Beverly Boulevard, Suite 619
Los Angeles, California    90048
(Address of principal executive offices including zip code)

(310) 274-2036
(Registrant's telephone number, including area code)

clickNsettle.com, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 24, 2008, we dismissed Pender Newkirk & Company LLP ("Pender") as our independent registered public accounting firm. Concurrent with this action on the same date, our audit committee appointed Stonefield Josephson, Inc. ("Stonefield") as our new independent registered public accounting firm. The decision to change accountants was approved by the audit committee and ratified by the Board of Directors.

The audit report of Pender on the financial statements of clickNsettle.com, Inc. as of and for the year ended June 30, 2008, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period from October 3, 2007, the date we hired Pender, to the end of the most recent fiscal year on June 30, 2008 and from July 1, 2008 to the date of our dismissal of Pender, there have been no disagreements with Pender on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Pender's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the same period, there have been no reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We provided Pender with a copy of the foregoing disclosures. A copy of a letter from Pender to the Securities and Exchange Commission, dated October 24, 2008, is attached as Exhibit 16.1 to this Report. During the two most recent fiscal years, and the subsequent interim period prior to engaging Stonefield, neither the Company nor anyone on its behalf consulted Stonefield regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by Stonefield that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.
Exhibit	Description
16.1	Letter from Pender to the Securities and Exchange Commission, dated October 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 2008

Cardo Medical, Inc.

By: /s/ Derrick Romine

Derrick Romine
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from Pender to the Securities and Exchange Commission, dated October 24, 2008. Also provided in PDF format as a courtesy.